EXHIBIT 10.7.2
SECOND AMENDMENT TO
AGREEMENT OF PURCHASE AND SALE

THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this
“Amendment”), is dated as of April 8, 2024 (the “Effective Date”), by and between PIM BOSTON BACK BAY LLC, a Delaware limited liability company (“Fee Owner”) and PIM TRS BOSTON BACK BAY LLC, a Delaware limited liability company (“Operating Lessee”, and together with Fee Owner, collectively, “Seller”), and BEANTOWN HOTEL OWNER LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H :

WHEREAS, Seller and Purchaser entered into that certain Agreement of Purchase and Sale, dated as of January 29, 2024, as amended by that certain Amendment to Purchase and Sale Agreement dated as of February 28, 2024 (collectively, the “Purchase Agreement”); and

WHEREAS, Seller and Purchaser now desire to amend the Purchase Agreement as hereinafter provided.

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller do hereby covenant and agree as follows:

1.Incorporation of Recitals; Capitalized Terms. The foregoing recitals are incorporated into this Amendment in their entirety. All capitalized terms used in this Amendment but not specifically defined herein shall have the meanings set forth for the same in the Purchase Agreement.

2.Deficient Inspection. The parties acknowledge and agree to the following:

(a)Seller has performed the Deficient Inspection relating to the pressurized stair enclosures and floor-by-floor smoke control system (the “Stairwell Pressurization Deficiency”) as outlined in that certain Proposal for Smoke Control Semiannual Testing from Jensen Hughes, dated February 20, 2024, attached as Exhibit B-3 to the Purchase Agreement. The result of such inspection was an Unclean Report and a Further Work Required Event, which is a Purchaser Condition Failure (the “Deficiency Purchaser Condition Failure”).

(b)Such Further Work Required Event requires further diligence and engagement of an engineer to determine the level of deficiency, required work, and costs of performance of such work in order to cure the Stairwell Pressurization Deficiency and cause the compliance of the Property with Applicable Law with respect thereto, and that the parties will not, as of the Closing Date, have sufficient information for
Seller to provide Purchaser with an Inspections Credit to close over the Purchaser Condition Failure.

(c)Accordingly, the parties agree that Seller will deposit into an escrow account with Title Company a portion of the balance of the Purchase Price paid by Purchaser at Closing equal to $2,500,000.00 (the “Stairwell Pressurization Holdback”), pursuant to an escrow agreement in the form attached hereto as Exhibit A (the “Holdback Escrow Agreement”). The parties will execute and deliver the Holdback Escrow Agreement as a mutual closing deliverable, and Section 7.4 of the Purchase Agreement is hereby deemed modified to include, the Holdback Escrow Agreement.

(d)The Holdback Escrow Agreement governs the disposition of funds from the Stairwell Pressurization Holdback and the resolution of the Stairwell Pressurization Deficiency.

(e)Notwithstanding anything herein to the contrary, the parties acknowledge and agree that the Stairwell Pressurization Holdback cures, and is Purchaser’s sole remedy for, the Deficiency Purchaser Condition Failure. Furthermore, in no event shall (x) Seller’s liability to Purchaser in any way relating to the Stairwell Pressurization Deficiency be in excess of the Stairwell Pressurization Holdback, or (y) Purchaser have any obligation or liability to Seller to remit any excess of funds released to Purchaser pursuant to the terms of the Holdback Escrow Agreement over the actual costs it incurs in any subsequent performance of work to address the Stairwell Pressurization Deficiency.

3.Survival. The parties intend for the terms and provisions of this Amendment to survive the Closing.

4.Full Force and Effect. In the event of any inconsistency between this Amendment and the Purchase Agreement, the terms of this Amendment shall govern and control. Except as amended hereby, the terms and provisions of the Purchase Agreement remain unmodified and in full force and effect and are ratified and confirmed.

5.Counterparts. The parties may sign this Amendment in counterparts and by telecopier or Adobe portable document format file. Separately signed counterparts shall form a single document.

6.Governing Law. This Amendment shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the first date and year written above.

SELLER:

PIM BOSTON BACK BAY LLC,
a Delaware limited liability company

By: /s/ J. Robinson Hays
Name: J. Robinson Hays
Title:    President

PIM TRS BOSTON BACK BAY LLC,
a Delaware limited liability company

By: /s/ Deric Eubanks
Name: Deric Eubanks
Title:    President

[signatures continue on following page}
[Signature Page to Amendment to Agreement of Purchase and Sale]

PURCHASER:

BEANTOWN HOTEL OWNER LLC,
a Delaware limited liability company

By: /s/ Nolan Hecht
Name: Nolan Hecht
Title:    Authorized Signatory

[Signature Page to Second Amendment to Agreement of Purchase and Sale]